UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2018

Hospitality Investors Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, Suite 1400
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events

Share Repurchase Program

On September 24, 2018, Hospitality Investors Trust, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has adopted a Share Repurchase Program (the “SRP”), effective as of October 1, 2018 (the “Effective Date”). Pursuant to the SRP, and subject to the terms and conditions contained therein, any holder (a “Stockholder”) of shares of the Company’s common stock, par value $0.01 per share (“common stock”) may request that the Company repurchase all or a portion of such Stockholder’s shares of common stock at a price established by the Board (the “Repurchase Price”).

Repurchase Price and Board Recommendation

The Repurchase Price is initially $9.00 per share and may be changed by the Board from time to time, based on such factors as the Board deems relevant and appropriate in its sole discretion, effective 15 days after such change has been disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) (or another periodic report filed by the Company with the SEC).

While the Board has approved the SRP (including the initial Repurchase Price), the Board strongly recommends that Stockholders do not request that the Company repurchase their shares of common stock pursuant to the SRP. The initial Repurchase Price is 35.1% lower than the most recent estimated net asset value per share of common stock (the “Estimated Per-Share NAV”) equal to $13.87 approved by the Board and published on April 23, 2018. This Estimated Per-Share NAV is based on an estimated fair value of the Company’s assets less the estimated fair value of the Company’s liabilities, divided by 39,505,742 shares of common stock outstanding on a fully diluted basis as of December 31, 2017. The Board believes the initial Repurchase Price is well below the current and potential long-term value of a share of common stock. This belief is based on, among other things, the most recent Estimated Per-Share NAV. The Board’s approval of the SRP (including the initial Repurchase Price) is in no way intended to suggest that $9.00 per share is the fair value of a share of common stock.

The Board adopted the SRP to meet the needs of many Stockholders who desire immediate liquidity. The Board understands that the options for Stockholders to sell shares of common stock are limited as shares of common stock are not listed on a national securities exchange and there is no established trading market for shares of common stock. While there is a secondary market for shares of common stock, the Board believes the volume of those trades is small in relation to the number of shares outstanding and that many Stockholders who desire immediate liquidity do not consider such secondary market transactions as a means to achieve liquidity. The Board believes that the initial Repurchase Price is a price at which Stockholders desiring immediate liquidity might desire to sell their shares.

The Board also believes that the initial Repurchase Price is a price at which repurchases by the Company will constitute a prudent use of the Company’s financial resources. The Board chose the initial Repurchase Price in connection with its consideration of other alternative uses of the Company’s cash given capital expenditure requirements, including brand-mandated property improvement plans with respect to the Company’s hotels (“PIPs”), and the Company’s other liquidity requirements.

In approving the SRP (including the initial Repurchase Price), the Board also took into account that the repurchase of shares at the initial Repurchase Price pursuant to this SRP would be accretive to Stockholders and other equity investors in the Company (including Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC, as well as the Company’s directors and officers), who retain their shares or equity investments and will have the effect of increasing the proportionate interest in the Company and its future earnings of those Stockholders and investors.

The Company anticipates publishing an updated Estimated Per-Share NAV at least annually. Because the initial Repurchase Price of $9.00 is 35.1% less than the current Estimated Per-Share NAV of $13.87, the repurchase of shares pursuant to the SRP is expected to have a positive impact on the next published Estimated Per-Share NAV. Based on the assumptions used in calculating the current Estimated Per-Share NAV as of December 31, 2017, if the purchase by the Company of 1,000,0000 shares (representing the maximum number of shares the Company could repurchase in the quarter ending December 31, 2018 pursuant to the SRP), at the initial Repurchase Price had occurred on December 31, 2017, such Estimated Per-Share NAV would have increased to $14.00 per Share. Estimated Per-Share NAV is subject to limitations as a measurement of value, and Stockholders should not solely rely on the Estimated Per-Share NAV in making a decision to buy or sell shares, including a decision to request the repurchase of shares of common stock pursuant to the SRP. See the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2018, which describes the calculation of Estimated Per-Share NAV and related assumptions, qualifications and limitations, for further information.

Each Stockholder must make his, her or its own decision whether to request that his, here or its shares be repurchased pursuant to the SRP and how many shares to request for repurchase. In doing so, the Company urges Stockholders to read carefully the full SRP and the information included in the filings made by the Company with the SEC. These filings can be found in the website maintained by the SEC, www.sec.gov, and the “Investor Relations — SEC Filings” section of the Company’s website, www.hitreit.com. The Board also urges Stockholders to discuss their decisions with their tax advisor, financial advisor and/or custodian.

Other Terms and Conditions of the SRP

There is no minimum holding period for shares of common stock to be eligible for repurchase pursuant to the SRP, and Stockholders can request that the Company repurchase their shares at any time.

Repurchases pursuant to the SRP will be effected quarterly at the Repurchase Price effective on the last business day of the applicable quarter (a “Repurchase Date”). To have shares repurchased (or to have a previous repurchase request withdrawn), a Stockholder’s repurchase request and required documentation (or withdrawal request) must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable quarter. Shares will be repurchased as of the Repurchase Date at the Repurchase Price applicable on that date, and the settlement of share repurchases will occur within five business days of the Repurchase Date. The first Repurchase Date pursuant to the SRP will be December 31, 2018, and the Company must receive the repurchase request and required documentation in good order of any Stockholder seeking to have shares repurchased as of the first Repurchase Date by 4:00 p.m. (Eastern time) on December 28, 2018.

Repurchases under the SRP will be limited to a maximum number of shares of common stock for any quarter equal to the lower of: (i) 1,000,000 shares of common stock; or (ii) 5.0% of the number of shares of common stock outstanding as of the last day of the previous quarter. The Board also has the power, in its sole discretion, to determine to repurchase fewer shares than have been requested in any particular quarter, or none at all, although this determination must be disclosed, prior to the deadline for repurchase requests and withdrawals, on the Company’s website and in a Current Report on Form 8-K filed by the Company with the SEC (or similar disclosure has been included in another periodic report filed by the Company with the SEC). In the event that some but not all of the shares requested to be repurchased during any quarter are repurchased due to these limitations, shares subject to valid repurchase requests will be repurchased pro rata as to all repurchase requests. Accordingly, there can be no assurance that any shares validly requested to be repurchased pursuant to the SRP will be so repurchased.

The Company intends to fund repurchases pursuant to the SRP with cash flow from operations, but funding may be provided from any other source available, including without limitation, the sale of assets or borrowings. Should fulfilling any repurchase requests, in the Board’s judgment, not be in the best interests of the Company for any reason, such as placing an undue burden on the Company’s liquidity, adversely affecting the Company’s operations or risking an adverse impact on the Company as a whole, or should the Board otherwise for example determine that investing the Company’s liquid assets in PIPs, acquisitions or meeting other capital needs of the Company rather than repurchasing the Company’s shares is in the best interests of the Company as a whole, the Board may exercise its power to determine to repurchase some but not all of the shares validly requested to be repurchased during any quarter, or none at all.

The Board may modify, suspend, reactivate or terminate the SRP at any time, but no material modification, suspension or termination will become effective until it has been disclosed on the Company’s website and in a Current Report on Form 8-K filed by the Company with the SEC (or similar disclosure has been included in another periodic report filed by the Company with the SEC), and no fundamental modification (including but not limited to any change to the timing or frequency of the Repurchase Date, any change to the maximum number of shares of common stock that may be repurchased for any quarter or any change to the Repurchase Price) will become effective until 15 days after it has been similarly disclosed.

The foregoing summary of the material terms of the SRP does not purport to be complete and is subject to, and qualified in its entirety by reference to, the SRP, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, the Company’s results of operations, financial position and the Company’s business outlook, business trends and other information are forward-looking statements. When used in this Current Report on Form 8-K, the words “estimate”, “anticipate”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “seek”, “approximately” or “plan”, or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. Such forward looking statements include our description of the SRP above, the specific manner in which we expect it to operate each quarter, the degree to which the Repurchase Price may or may not reflect fair value, and statements suggesting that we expect that the SRP will be available indefinitely. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management.

Forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The Company’s expectations, beliefs, estimates and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K. Such risks, uncertainties and other important factors include, among others, the risks and uncertainties described under the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Share Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2018	HOSPITALITY INVESTORS TRUST, INC. By: /s/ Jonathan P. Mehlman Jonathan P. Mehlman Chief Executive Officer and President

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